UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

 (Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 23, 2021

ITEM 9 LABS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54730	96-0665018
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2727 N 3rd Street, Suite 201, Phoenix AZ 85004 (Address of principal executive offices and zip code)

1-833-867-6337

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

EXPLANATORY NOTE

On March 23, 2021, Item 9 Labs Corp ("Item 9 Labs" or the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") reporting, among other items, that on March 19, 2021 the Company completed its acquisition of OCG Inc. ("OCG") by the merger of I9 Acquisition Sub Inc., our wholly-owned subsidiary, with and into OCG (the "Merger"), whereby OCG continued as the surviving corporation.

This Amendment No. 1 to Current Report on Form 8-K/A amends the Original Form 8-K to provide the historical audited financial statements of OCG as required by Item 9.01(a) and pro forma financial information required by Item 9.01(b). Such financial information was excluded from the Original Form 8-K in reliance on the instructions to such items. The historical financial statements and pro forma financial information relating to the Merger described in Item 9.01 below should be read in conjunction with the Original Form 8-K and this amendment.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of business Acquired

The audited financial statements of OCG as of and for the years ended December 31, 2020 and 2019 are filed herewith as Exhibit 99.1 and are incorporated herein by reference. The consent of Semple, Marchal & Cooper LLP, OCG's independent registered public accounting firm, is attached as Exhibit 23.1 to this Current Report on Form 8-K/A.

(b)	Pro Forma Financial Information

The unaudited pro forma combined financial statements of Item 9 Labs and OCG for the year ended September 30, 2020 are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description
99.1*	Audited Financial Statements of OCG as of and for the years ended December 31, 2020 and 2019.
99.2*	Unaudited pro forma combined balance sheet as of September 30, 2020 (December 31, 2020 for OCG) and unaudited combined statement of operations for the year ended September 30, 2020 (December 31, 2020 for OCG).

*- filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEM 9 LABS CORP.

Dated: September 29, 2021	By:	/s/ Robert Mikkelsen
Robert Mikkelsen
Chief Financial Officer